                                                                   EXHIBIT 10.03




                          ATLANTIC DATA SERVICES, INC.

              AMENDED AND RESTATED 1992 INCENTIVE STOCK OPTION PLAN

1. Purpose - The purpose of this 1992 Incentive Stock Option Plan (the "Plan") is to provide a means by which certain employees and directors of Atlantic Data Services, Inc. (the "Company") and its Affiliates (as defined below) may be given an opportunity to purchase shares of non-voting, non-dividend bearing Common Class A Stock, one cent par value of the Company ("Common Class A Stock") and to qualify such options as incentive stock options as such term is defined in Section 422A of the Internal Revenue Code of 1986 (the "Code"). The Plan is intended to advance the interests of the Company by encouraging stock ownership on the part of certain employees and directors, by enabling the Company (and its Affiliates) to secure and retain the services of highly qualified persons, and by providing employees and directors with an additional incentive to advance the success of the Company (and its Affiliates). For purposes of this Plan, Affiliate shall mean any parent or subsidiary corporation of the Company as defined in Section 425 (e) and (f) respectively of the Code. Affiliation shall refer to a group of Affiliates.

2. Stock Subject to Option - Subject to adjustment as provided in Sections 4(G) and (H) hereof, options may be granted by the Company from time to time to purchase up to an aggregate of 29,000 shares of the Company's authorized but unissued Common Class A Stock, provided that the number of shares that may be granted to any employee under the Plan shall be reasonable in relation to the purpose of the Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoptioned under the Plan. The Company shall not be required upon the exercise of any option, to issue or deliver any shares of stock prior to the completion of such registration or other qualification of such shares under any state or Federal law, rule, or regulation as the Company shall determine to be necessary or desirable.

3. Participants - All employees of the Company (or its Affiliates) may be granted options under the Plan. A director of the Company who is not otherwise employed by the Company (or an Affiliate) may-also be granted an option. A person who holds an option granted hereunder that has not expired is referred to as an optionee.

4. Terms and Conditions of Options. The committee (as that term is defined in Section 5) may grant options from time to time pursuant to the Plan. Such options shall be evidenced by written agreements substantially in the form of the Stock Option Agreement, which is attached hereto as "Exhibit A" including the Stockholders Agreement attached thereto. Shares of stock that may be purchased under an option granted pursuant of this Plan shall sometimes hereinafter be referred to as "Option Shares". Nothing in this Plan or an option granted hereunder shall govern the employment rights and duties between the optionee and the Company or Affiliate.

         Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties.

         (A) Option Price - The Option Price for each option shall be equal to the price per share of Common Class A Stock last established by the Board of Directors of the Corporation and in effect on the date that the option is granted.

         (B) Term of Option - Notwithstanding any other provision of this Plan, each option granted under this Plan shall expire not more than ten years from the date the option is granted, except that under the circumstances described in Sections 4(G), 4(H), and 4(I), options may expire and terminate at an earlier date. However, with respect to an option granted to a 10% Shareholder, the word "five" shall be substituted for the word "ten" in the immediately preceding sentence.

         (C) Exercise of Option - No option granted under the Plan shall be exercisable in any part until the first anniversary of the date of grant. Each option shall be exercisable as to 25% of the total shares covered by such option as of the first anniversary date of grant. The right to exercise with respect to an additional 25% of the total shares shall accrue on each of the second, third, and fourth anniversaries of the date of grant and shall be cumulative. The date of grant shall be the date set forth in any option as the Date of Grant. Further, where an optionee's employment by the Company and its Affiliates is terminated for any reason, no option shall give an optionee (or his successor) a right to acquire any greater number of shares than he had rights to acquire on the date of his termination. Where an optionee is a director but not an employee of the Company and such directorship is terminated for any reason, no option shall give such optionee (or his successor) a right to acquire any greater number of shares than he had rights to acquire on the date of his termination. The committee may accelerate the time at which an option may be exercised. Notwithstanding any other provision in this
                  Section 4(C), the aggregate fair market value (determined at the time such option is granted) of the shares of Common Class A Stock with respect to which options are exercisable for the first time by such optionee during any calendar year (under all incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000.

         (D) Manner of Exercise - Shares of Common Class A Stock purchased upon exercise of options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon, accompanied by full payment for the shares by certified or official bank check or the equivalent thereof acceptable to the Company. At the time of delivery, the Company shall, without stock transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply, upon exercise of any option, with applicable state and federal laws including, without limitation, the Securities Act of 1933 (the "Act") and Massachusetts General Laws Chapter 110A (the "State Act"). The Company shall also have the right to postpone the exercise of any option for such period as may be required for it with reasonable diligence to comply with applicable state and federal laws (including, without limitation, the Act and the State Act) upon exercise of an option. The Company, at the time of exercise, will require in addition that the registered owner deliver an investment representation in form acceptable to the Company and its counsel. At the time of exercise, the Company will also require that the registered owner execute and deliver the Shareholders Agreement referred to in Section 4(M). The Company will place a legend on the certificate for such Common Class A Stock restricting the transfer of same. At no time shall the Company have any obligation or duty to register under the Act the Common Class A Stock issuable upon exercise of the options.

         (E) Non-Assignability of Option Rights - No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option is exercisable only by the optionee except otherwise provided in Section 4(F) (2).

         (F)      Termination of Employment or Directorship

                  (1) In the event that optionee's employment by the Company and its Affiliates shall terminate (or in the event optionee is a non-employee director of the Company and such directorship is terminated), and the provisions of Sections 4(F) (2), 4(F) (3) and 4(I) do not apply, the options granted to optionee pursuant to this Plan shall terminate immediately.

                  (2) In the event that optionee shall die (a) while in the employment of the Company (or an Affiliate) or (b) while he is director of the Company or if the optionee's employment by the Company (or an Affiliate) or his directorship on the Board of Directors is terminated because optionee has become disabled within the meaning of Section 105(d) (4) of the Code, optionee, his estate, or beneficiary shall have the right to exercise his options at any time within twelve months from the date of (i) the death of such optionee or (ii) termination of his employment due to disability, as the case may be, to the same extent optionee was entitled to exercise such option as of the date of such death or termination due to disability. Notwithstanding the foregoing, the provisions of this Section 4(F) (2) shall be subject to Sections 4(B), 4(H), and 4(I) as may earlier terminate the option.

                  (3) In the event that termination of employment is due to retirement with the consent of the Company, the optionee shall have the right to exercise his option at any time within three months after such retirement to the extent he was entitled to exercise the same immediately prior to retirement. Notwithstanding the foregoing, the provisions of this
                           Section 4(F) (3) shall be subject to Sections 4(B), 4(H), and 4(I) as may earlier terminate the option.

         (G) Adjustment of Options on Recapitalization - The aggregate number of Shares of Common Class A Stock for which options may be granted to persons participating under the Plan, the number of shares covered by each outstanding option, and the exercise price per share, of each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from the subdivision or consolidation of common stock shares, or the payment of a stock dividend after the date of grant of the option, or other increase in such common shares effected without receipt of consideration by the Company (but there shall be no such proportional adjustment by virtue of, or in connection with, the conversion of shares of Special Common Stock or Common Class A Stock into shares of common stock of the Company), provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated, and provided further that any such adjustment shall be made in a manner so as not to constitute a modification as defined in Section 425(h) (3) of the Code. In the event of a recapitalization of the Company pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Class A Common Stock, an optionee upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would hold if he or she had exercised such option prior to such recapitalization.


         (H)      Adjustment of Options Upon Reorganization

                  (1) With respect to options to acquire stock of an Affiliate of optionee's then present employer, if optionee's then present employer ceases to be affiliated with the other member(s) of the Affiliation, then the option shall expire and terminate (30) days after the date on which optionee's employer ceases to be an Affiliate. Notwithstanding the foregoing, the provisions of this
                           Section 4(H) (1) shall be subject to Section 4(I) at a time earlier than the notice provided herein.

                  (2) If the Company shall at any time participate in a reorganization to which 425(a) of the Code applies and (a) the Company is not the surviving entity, or
                           (b) the Company is the surviving entity and the shareholders of the Company's Common Stock or Common Class A Stock are required to exchange their shares for property and/or securities, the Company shall give each optionee written notice of such fact on or before fifteen (15) days before such merger or consolidation, and each option shall be exercisable in full after receipt of such notice and prior to such merger or consolidation; however, options not exercised prior to such merger or consolidation shall expire on the occurrence of such merger or consolidation. A sale of all or substantially all the assets of the Company for a consideration (apart from assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. Notwithstanding the foregoing, the provisions of this Section 4(H) (2) shall be subject to Section 4(B).

         (I) Dissolution of Issuer of Option Stock - In the event of the proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than thirty
                  (30) days prior written notice of the date so fixed shall be given to the optionee, and the optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise his option. Notwithstanding the foregoing, the provisions of this Section 4(I) shall be subject to Section 4(H) if the optionee receives notice under
                  Section 4(H) at a time earlier than the notice provided for herein.

         (J) Rights as a Shareholder - The options shall have no rights as a shareholder with respect to any shares of Common Class A Stock of the Company held under option until the date of issuance of the stock certificate to him for such shares. Except as provided in Section 4(G), no adjustment shall be made for dividends (if any are applicable) or other applicable rights for which the record date is prior to the date of such issuance.

         (K) Time of Granting Options - The grant of an option shall occur only when a written option agreement substantially in the form of the Incentive Stock Option Agreement, which is attached hereto marked "Exhibit A" together with the Shareholders Agreement appended thereto as Exhibit I shall have been duly executed and delivered by or on behalf of the Company and the employee to whom such option shall be granted.

         (L) Stock Legend - Certificates evidencing shares of the Company's Common Class A Stock purchased upon the exercise of options issued under the Plan shall be endorsed with a legend in substantially the following form:

                  The shares evidenced by this certificate may not be sold or transferred prior to _______________ 19__, in the absence of a written statement from the Company to the effect that the Company is aware of the fact that of such sale or transfer and has consented thereto.

                  The blank contained in such legend shall be filled in with the date which is the later of (a) two years and one day after granting the option in question or (b) one year and one day after the date of transfer of such stock to the optionee following the exercise of such stock option. The foregoing restriction option shall have no effect on other restrictions on transfer to which the stock may be subject but, rather, shall be in addition to such other restrictions.

         (M) Shareholders Agreement - Upon exercise of any option granted pursuant to this Agreement and prior to the issuance of any Common Class A stock pursuant to such exercise, the Optionee shall first enter into a Shareholders Agreement with the Corporation in the form attached to the Stock Option Agreement.

5.       Administration

         (A) The plan shall he administered by a Compensation Committee (the "Committee") consisting of not fewer than two (2) directors to be appointed by the Board of Directors of the Company. The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee caused, shall be filled by the Board of Directors. The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held. The Board of Directors may act in lieu of the Committee and shall act in lieu of a Committee at any time such a Committee is not instituted.

         (B) Subject to the express terms and conditions of the Plan, the Committee shall have full power to grant options under the Plan, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration.

         (C) Subject to the provisions of Section 3 and 4 hereof, the Committee may, from time to time, determine which employees of the Company or its Affiliates shall be granted options under the Plan, the number of Option Shares subject to each option, and the time or times at which options shall be granted, and the Company may grant such options under the Plan.

         (D) The Committee shall report to the Board of Directors the names of employees and non-employee Directors granted options, the number of Option Shares granted to each employee and each non-employee Director, and the terms and conditions of each option.

         (E) No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option.

6.       Effective Date and Termination

         (A)      The effective date of the Plan is July 1, 1992.

         (B) The Plan shall terminate on June 30, 2002; but the Board of Directors may terminate the Plan at any time prior to ten years from the effective date of the Plan Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations and any option therefore granted under the Plan.

7. Amendments - The Board of Directors of the Company may, from time to time, alter, amend, suspend, or discontinue the Plan, or alter or amend any and all option agreements granted thereunder, provided however, that no such action of the Board of Directors, without the approval of the shareholders of the Company, may alter the provisions of the Plan so as to:

         (A)      Decrease the minimum option price;

         (B) Extend the term of the Plan beyond ten years or the maximum term of the options granted beyond ten years;

         (C) Alter any outstanding option agreement to the detriment of the optionee without his consent; or

         (D) Decrease, directly or indirectly (by cancellation and substitution of options or otherwise), the option price applicable to any option granted under this Plan.

         Notwithstanding the foregoing, (i) the Board of Directors may amend the Plan in any respect in order to qualify the options granted pursuant hereto as Incentive Stock Options as defined in Section 422A of the Code, and (ii) no amendment may be made to this Plan (or any option granted hereunder without the consent of the optionee) which could constitute a modification of any option outstanding under Section 425
         (h) of the code or which could adversely affect an outstanding option's status as an incentive stock option under Section 422A of the Code.

8. Status of Options - Options granted pursuant to this Plan are intended to qualify as Incentive Stock Options within the meaning of Section 422A of the Code, and the terms of this Plan and options granted hereunder shall be so construed, provided, however, that nothing in this Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the options granted pursuant to the Plan are, or will be, determined to be Incentive Stock Options, within the meaning of Section 422A of the Code.

9. Use of Proceeds - The proceeds from the sale of Common Class A Stock pursuant to options will be used for the Company's general corporate purposes.